UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2024

KAISER ALUMINUM CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-09447	94-3030279
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 West McEwen Drive Suite 500
Franklin, Tennessee		37067
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (629) 252-7040

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KALU	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2024, Kaiser Aluminum Corporation (the “Company”) held its Annual Meeting of Stockholders (the “2024 Annual Meeting”). At the Annual Meeting, the stockholders of the Company, upon recommendation of the Company’s Board of Directors (the “Board”), approved the amendment and restatement of the Kaiser Aluminum Corporation 2021 Equity and Incentive Compensation Plan (the “2021 Plan”). We refer to the 2021 Plan, as amended and restated at the 2024 Annual Meeting, as the “Amended 2021 Plan.”

In general, the Amended 2021 Plan continues to authorize the Compensation Committee of the Board (the “Compensation Committee”) to provide for equity-based or cash-based compensation in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, cash incentive awards, dividend equivalents, and certain other awards contemplated under the Amended 2021 Plan. The purpose of the Amended 2021 Plan is to permit award grants to non-employee directors and officers, other employees and certain service providers of the Company and its subsidiaries and to provide to such persons incentives and rewards for service and/or performance. Subject to adjustment as described in the Amended 2021 Plan and the Amended 2021 Plan’s share counting rules, a total of 788,000 shares of common stock, par value $0.01 per share, of the Company (consisting of 263,000 new shares approved by the Company’s stockholders at the 2024 Annual Meeting and 525,000 shares approved by the Company’s stockholders in 2021) are available for awards granted under the Amended 2021 Plan (plus shares subject to forfeitures or certain similar events that occur regarding awards under the Amended 2021 Plan or the 2021 Plan, or the Company’s predecessor equity compensation plan, as described in the Amended 2021 Plan).

In addition to the share increase described above, Company stockholder approval of the Amended 2021 Plan also (1) correspondingly increased the limit on shares that may be issued or transferred upon the exercise of incentive stock options granted under the Amended 2021 Plan during its duration by 263,000 shares, (2) extended the term of the Amended 2021 Plan until the 10th anniversary of the date of stockholder approval of the Amended 2021 Plan (June 11, 2034), (3) provided that the Board may administer the Amended 2021 Plan in its discretion in lieu of the Compensation Committee, (4) permitted the Compensation Committee to delegate to one or more officers of the Company the authority to authorize the grant or sale of awards on the same basis as the Compensation Committee (rather than just designating award recipients and amounts), subject to the limitations on such delegation described in the Amended 2021 Plan or under applicable law, and (5) enhanced the clawback provisions of the 2021 Plan to accommodate and support the Company’s enforcement of the Nasdaq clawback listing standards (and the Company’s related clawback policy) that were adopted in 2023. The Amended 2021 Plan also made certain other conforming, clarifying or non-substantive changes to the 2021 Plan. The Board generally will be able to amend the Amended 2021 Plan subject to Company stockholder approval and/or awardee consent in certain circumstances, as described in the Amended 2021 Plan.

This description of the Amended 2021 Plan is qualified in its entirety by reference to the full text of the Amended 2021 Plan, which is incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K.

In addition, Alfred E. Osborne, Jr. retired as a director of the Company effective June 11, 2024 (the "Effective Date"). As previously disclosed, Dr. Osborne’s decision to resign was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. In connection with Dr. Osborne's retirement, the Board approved reducing the size of the Board from 11 to 10 directors as of the Effective Date.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Below are the matters that were voted upon at the 2024 Annual Meeting and the final voting results as reported by our inspector of elections.

1.
Election of Directors - The stockholders elected four Class III directors, each for a term expiring at the Company's 2027 Annual Meeting of Stockholders. Each received the affirmative vote of a majority of the votes cast at the 2024 Annual Meeting. The voting results were as follows:

Nominee Name	Votes For	Votes Withheld	Broker Non-Votes
Michael C. Arnold	11,782,382	3,142,541	403,840
David. A. Foster	14,486,159	438,764	403,840
Richard P. Grimley	14,691,574	233,349	403,840

The other directors with terms continuing after the 2024 Annual Meeting are Keith A. Harvey, Jack. A. Hockema, Lauralee E. Martin, Teresa M. Sebastian, Donald J. Stebbins, Brett E. Wilcox and Kevin W. Williams.

2.
Advisory Vote on Executive Compensation - The Company's stockholders approved, on an advisory, non-binding basis, the compensation of the Company's named executive officers. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
14,701,082	206,850	17,036	403,840

The number of shares voting “for” constituted 98.5% of the total number of shares represented and entitled to vote at the meeting and actually voted on the proposal.

3.
Ratification of the Selection of Independent Registered Public Accounting Firm - The Company's stockholders ratified the selection of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for 2024. The voting results were as follows:

For	Against	Abstain
15,112,035	211,515	4,257

The number of shares voting “for” constituted 98.6% of the total number of shares represented and entitled to vote at the meeting and actually voted on the proposal.

4.
Approval of the Amendment and Restatement of the Kaiser Aluminum Corporation 2021 Equity and Incentive Compensation Plan (the "Plan") — The Company's stockholders approved the amendment and restatement of the plan. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
14,484,452	425,723	14,792	403,840

The number of shares voting “for” constituted 97.1% of the total number of shares represented and entitled to vote at the meeting and actually voted on the proposal.

Item 9.01 Financial Statements and Exhibits.

(d)
Exhibits.

Exhibit Number	Description
10.1	Kaiser Aluminum Corporation 2021 Equity and Incentive Compensation Plan (Amended and Restated Effective June 11, 2024).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM CORPORATION

Date:	June 11, 2024	By:	/s/ Cherrie I. Tsai
Cherrie I. Tsai Vice President, Deputy General Counsel and Corporate Secretary